PROMISSORY NOTE # 1

FOR VALUE RECEIVED, ORO Volcanico, promises to pay to the order of Les Services Financiers Francis Mailhot inc., within two (2) years from the present promissory note, without interest, the amount of two thousand and five hundred Canadian dollars ($2,500) .

Dated this 5th day of December, 2006

ORO VOLCANICO

______________________________________

authorized representative.

PROMISSORY NOTE

FOR VALUE RECEIVED, ORO Volcanico., promises to pay to the order of 6541950 Canada Inc and Marcel Morin , within two (2) years from the present promissory note, without interest, the amount of seventeen thousand and five hundred Canadian dollars ($17,500 CDA) .

Dated this 5th day of December, 2006

ORO VOLCANICO

/s/ Francis Mailhot

______________________________________

authorized representative.